UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 7, 2022 (the “Effective Time”), CVB Financial Corp. (the “Company”) completed the previously announced merger (the “Merger”) transaction whereby Suncrest Bank (“Suncrest”) merged with and into the Company’s wholly-owned subsidiary Citizens Business Bank (“Citizens”), in accordance with the terms and conditions of that certain Agreement and Plan of Reorganization and Merger (“Merger Agreement”), dated as of July 27, 2021, by and among the Company, Citizens and Suncrest, in a stock and cash transaction valued at approximately $237 million in aggregate, or $18.63 per Suncrest share based on CVB Financial Corp.’s closing stock price of $22.87 on January 7, 2022.

Under the terms of the Merger Agreement, the Company issued approximately 8.6 million shares of Company common stock and approximately $39.6 million in aggregate cash consideration, including cash paid out in settlement of outstanding incentive stock option awards at Suncrest.

Suncrest Bank, headquartered in Visalia, California, had approximately $1.4 billion in total assets, $0.8 billion in net loans, $1.2 billion in total deposits and $179.0 million in total equity as of December 31, 2021. Tangible book value per share was $11.16 at December 31, 2021. Suncrest’s seven branch locations and two loan production offices in California’s Central Valley and the Sacramento area will open as Citizens Business Bank locations on January 10, 2022.

On January 7, 2022, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 7, 2022, announcing the completion of the merger of Suncrest Bank with and into Citizens Business Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: January 10, 2022	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer

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